Supplement dated June 10, 2011 to Prospectus dated May 1, 2011 for

VAROOM Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I

This is a supplement to the prospectus identified above.  This supplement describes a change to your variable annuity.  Please retain this supplement to the prospectus for future reference.

Effective July 1, 2011, We Will Not Accept Authorizations for Advisor Fee Withdrawals

In Part 5 — Terms of Your Variable Annuity, section titled “Withdrawals” and in Part 6 — Optional Benefits, section titled “Guaranteed Lifetime Withdrawal Benefit,” subsection titled “Allocations and Transfers for the GLWB,” we state that if you authorize your investment advisor to be paid from your contract, we will make those payments.  Effective July 1, 2011, we will no longer accept new authorizations for payments to your investment advisor from your contract.